                                    ANNUAL REPORT
                                   MARCH 31, 2001

                                     LEGG MASON
                                  VALUE TRUST, INC.

                                 SPECIAL INVESTMENT
                                     TRUST, INC.

                              TOTAL RETURN TRUST, INC.

                                  INSTITUTIONAL AND
                               FINANCIAL INTERMEDIARY
                                       CLASSES

                                  [LEGG MASON LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Institutional Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of March 31, 2001:

                                                                    Total Returns(1)
                                                              -----------------------------
                                                              3 Months            12 Months
                                                              --------            ---------
Value Trust                                                     -2.83%              -9.09%
Lipper Large-Cap Core Funds                                    -12.95%             -22.12%
Standard & Poor's 500 Composite Index                          -11.86%             -21.68%

Special Investment Trust                                        -5.97%             -16.86%
Lipper Mid-Cap Core Funds                                      -10.80%             -11.71%
Russell 2000 Index                                              -6.51%             -15.33%

Total Return Trust                                              +4.58%              +3.26%
Lipper Multi-Cap Value Funds                                    -4.61%              +2.96%

  The Financial Intermediary Class of shares of Legg Mason Value Trust commenced operations on March 23, 2001, and cumulative results from its inception to March 31, 2001, were +3.51%.

  As the above table indicates, each of the Funds did better than its benchmarks in the March quarter, although Value Trust and Special Investment Trust had negative returns. Total Return Trust's positive results were notable since fewer than 8% of U.S. equity funds earned positive returns in the quarter.

  As this letter is written in late April, the securities markets have rebounded significantly from recent lows. While it is impossible to predict near-term market performance with any certainty, we continue to be optimistic about the long-term outlook for well-selected value stocks such as those owned by the Funds.

  Long-term investment results for each of the Funds are shown in the Performance Information section of this report. We are pleased that the Value Trust Institutional Class has earned an annual compounded return for shareholders of 28.43% since its inception in 1994.

  PricewaterhouseCoopers LLP, independent accountants for each of the Funds, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 2001, are included in this report.

                                             Sincerely,

                                             /s/ JOHN F. CURLEY, JR.
                                             John F. Curley, Jr.
                                             President

April 27, 2001

---------------

(1)Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

Portfolio Managers' Comments

Value Trust: Review of Fiscal Year 2001 Market Conditions and Strategies Affecting Results

         "When we think about the future of the world, we always have in mind its being where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line ... and that its direction changes constantly."

                                                         Wittgenstein

  The above quote from Culture and Value, which we've used at the head of this letter for several years, has never been more appropriate. Twelve months ago the NASDAQ was only a few weeks removed from a peak in its spectacular multi-year run. Investors were uniformly optimistic about the Internet, the New Economy, and technology in general. In the fourth quarter of 1999, U.S. GDP growth exceeded 8%. Earnings growth for the S&P 500 was 20% in 1999 and was expected to be 15% in 2000. Economists and strategists were likewise sanguine about 2000; if they had a concern it was that growth would be too fast and the labor shortage would grow worse. The Federal Reserve was raising interest rates, oil prices were rising, and real rates were close to record levels. These warning signs were ignored or dismissed as unimportant. Technology leaders such as Microsoft, Sun, Cisco, EMC, and Oracle didn't borrow money so rising short-term rates were irrelevant, or even positive since they meant greater income on these companies' cash balances.

  In the first quarter of 2000, most mutual fund managers outperformed the market, even though only two sectors were ahead of the S&P 500: technology and utilities. As we noted then, the funds that were buying EMC and Cisco were probably not also big buyers of Duke Power and Potomac Electric. The will to believe in technology was overpowering.

  Those who didn't believe were ridiculed or discredited. Prominent value investors were being fired or were resigning in frustration at the market's obsession with technology and neglect of anything else. We noted at the time "the prospects for ... prominent technology companies are now well recognized and well discounted by the market" and that "investors ... bid up the shares of large numbers of technology companies to unrealistic levels." The demise of Julian Robertson's value-oriented Tiger Fund led the New York Times to proclaim "The End of the Game," meaning the end of value investing. We wrote then the Times was wrong and that "the game we believe ended was the new economy technology game."

  Consistent with our beliefs at the time, we significantly reduced our holdings of technology stocks in the first and second calendar quarters of 2000, moving the money into the depressed financial sector, and into such unpopular names as Waste Management, Toys "R" Us, and McKesson, the large drug distributor. This proved to be well timed as these issues rose in the second half of 2000 when technology began to decline. This was a major change for us since we had been positive on the relative return potential of technology since early 1996 when these stocks were last quite depressed. The cumulative results at March 31, 2001, of our decision to reduce our technology holdings in favor of "not-technology" are shown in the table below:

                                                               FIRST                                                SINCE
                                                              QUARTER      1 YEAR      3 YEARS      5 YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------------------
Value Trust Institutional Class                                -2.83%      -9.09%      +48.30%      +214.05%       +387.30%
S&P 500 Composite Index                                       -11.86%     -21.68%       +9.43%       +94.06%       +185.49%
DJIA                                                           -8.04%      -8.21%      +17.66%       +92.47%       +197.37%
NASDAQ Composite                                              -25.51%     -59.76%       +0.25%       +67.08%       +145.26%
Vanguard U.S. Value(2)                                         -2.14%          (3)          (3)           (3)            (3)
Vanguard U.S. Growth(4)                                       -31.03%     -47.65%      -18.41%       +39.97%       +109.94%
Lipper Large-Cap Growth Funds                                 -20.80%     -37.59%       +7.37%       +73.28%       +143.39%
Lipper Large-Cap Value Funds                                   -7.01%      -3.86%       +7.75%       +75.78%       +151.55%
Lipper Diversified Equity Funds                               -13.50%     -19.48%      +10.66%       +73.06%       +142.19%
Lipper Large-Cap Core Funds                                   -12.97%     -22.17%       +6.11%       +74.46%       +147.57%

---------------
(1) Institutional Class inception: December 1, 1994. Index returns are for periods beginning November 30, 1994.
(2) Cumulative return for Vanguard U.S. Value for the period from its inception (June 29, 2000) to March 31, 2001, was +14.27%.
(3) Fund not in existence for entire period covered.
(4) Average annual returns for Vanguard U.S. Growth for the three- and five-year periods and since inception were -6.56%, +6.96%, and +12.42%, respectively.
Source: Lipper Inc. and Prudential Securities.

  One of the remarkable things about the results above is that for every period from three months to five years, the NASDAQ has now underperformed the Dow. After more than a decade of the greatest technological change in history, after years of technology-driven productivity growth, after a period that has seen companies such as Microsoft, Cisco, and EMC become major members of the S&P 500, after all this, the Old Economy Dow has outperformed the tech-driven New Economy NASDAQ. We think this shift to non-tech reached extreme levels in late March and early April, and believe that good values have again begun to appear in the technology sector.

  You might also note that large-cap value funds have outperformed large-cap growth funds in every period. This is not a coincidence. Value funds typically are underweighted in technology and growth funds are usually overweighted in tech. Value funds are often overweighted in financials and growth funds are usually underweighted in financials. Since financials and technology are the two largest sectors in the market, the behavior of these sectors relative to each other and the market often provide greater insight into relative performance than whether someone is following a "value" or a "growth" strategy.

  As we have written many times, we do not believe that carving the world into "value" or "growth" is a sensible or useful way to think about the investment process. Growth is an input into the calculation of value. Companies that grow are usually more valuable than companies that don't. If a company earns below its cost of capital, though, then the faster it grows, the less it's worth. Companies that earn returns on capital above their cost of capital create value; those that earn below it destroy value. Those that earn returns equal to the cost of capital grow value at the rate they add capital.

  What we try to do is find companies whose economic models support returns on capital above the cost of capital, so that they create value at a rate greater than the mere addition to capital that occurs through the retention of earnings in the business. Such companies usually are recognized by the market and valued appropriately, but sometimes they are available at discounts to intrinsic value. These discounts can arise for many reasons. The most common are macroeconomic change, problems with the company or its industry, or the immaturity of the business. In each case, the long-term economics of the business are obscured by factors or events that prove to be temporary. These temporary factors produce the mispricings that eventually lead to excess returns.

  One of the most powerful sources of mispricing is the tendency to over-weight or over-emphasize current conditions. A year ago investors were unduly optimistic because the economy was strong and corporate profits were growing at double-digit rates while inflation was low. They capitalized growth that was unsustainable long-term, resulting in securities prices that were too high, especially in technology.

  Now the market has a bad case of enantiodromia, the tendency of things to swing the other way. Until the Fed cut rates unexpectedly on April 18, investors were being unduly pessimistic, capitalizing current conditions into stock prices in a way that created significant opportunity for the long-term investor. It is not a secret that earnings are bad and will probably be down 9% or 10% this year, the worst showing since 1991. It is not a secret that technology investment spending is under severe pressure and that the sector suffers from short-term inventory and intermediate-term capacity problems. These difficulties are well publicized and well discounted in the market.

  The key question in markets is always what is discounted. Excess returns are earned when expectations -- what is discounted -- are different from what occurs. What is not discounted today in our opinion is an economic recovery, the resumption of growth in corporate profits. That is why the market responded so dramatically to the Fed's rate cut: it increased the probabilities of the economy recovering sooner than the market expected.

  From its low on April 4, the NASDAQ has risen over 30% in just a few weeks. According to data from Birinyi Associates, this is the fastest rise in any U.S. index since the rebound from the low in the Great Depression in late July and early August of 1932.

  It took three years for the market to decline over 80% from 1929 to 1932. The NASDAQ dropped nearly 70% in one year from its March 2000 peak, so it is not surprising that this burst off the bottom would be similar to that which followed the depression-driven 1932 low. Just as it took until the late 1940s for stocks to regain the levels they reached in 1929, many investors believe it may be years before the NASDAQ is again 5,000.

  I recall that after the market crash of 1987, many analysts predicted that the Dow would not see 2,700 -- the old high, until the turn of the century. The old high was exceeded in August 1989. The issue, though, is not when some index will exceed the old high, but what rate of return will be earned by investing in securities today.

  There is a universal sense that things happen faster today, that the pace of change is faster, in the economy, in the world, in life in general.(1) Many of the technology companies whose results are now so dreadful are saying that they have never seen business change so rapidly from good to bad. Fed Chairman Greenspan remarked that businesses are reacting simultaneously to information because they

---------------
1 This issue is explored in depth in James Gleick's book Faster: The
  Acceleration of Just About Everything.

can all get information so much faster than before. This suggests that anticipating change will carry greater rewards and perhaps pay off faster than before, and that reacting to change, even quickly reacting, will not confer any competitive advantages.

  We were fortunate in being able to anticipate the change away from technology last year. In the past month or so we began to anticipate a more balanced market environment, one that would not systematically punish technology and reward non-tech, by beginning to increase our technology holdings, buying such names as Tellabs and Level 3. We do not expect a return to the tech-driven market of the late 1990s, although we do expect that the technology sector will perform significantly better than it has in the past year.

  We are optimistic about the broader market. Valuations are attractive, monetary policy is accommodative, inflation is low, the budget is in surplus, tax cuts are imminent, and corporate profits appear to be bottoming. It is highly unusual for the market to be down two years in a row. We believe that returns from present levels are likely to be above average over the next twelve months. The direction of the world twelve months from now will be different from what it is today.

                                             Bill Miller, CFA

April 23, 2001
DJIA 10532.2

                 ---------------------------------------------

Special Investment Trust: Strategies Affecting Results

  The cumulative results of the Fund for the periods ended March 31, 2001, were as follows:

                                              3 MONTHS      1 YEAR      3 YEARS      5 YEARS
--------------------------------------------------------------------------------------------
Special Investment Trust                        -5.97%      -16.86%     +27.41%      +107.58%
Lipper Mid-Cap Core Funds                      -10.80%      -11.71%     +22.16%       +88.01%
Russell 2000 Index                              -6.51%      -15.33%      -2.65%       +45.31%
S&P Mid-Cap 400 Index                          -10.77%       -6.96%     +29.06%      +112.77%
S&P 500 Composite Index                        -11.86%      -21.68%      +9.43%       +94.06%

  Our results for the fiscal year exceeded the S&P 500 Index of larger companies, but trailed the other indices. In the first quarter of 2001, however, we outpaced all of the indices. Over the longer periods, our record remains strong. Though we trail the S&P 400 Index of mid-cap companies in the three- and five-year time periods, we solidly beat the Russell 2000 Index of smaller companies, our Mid-Cap Core peers, as identified by Lipper, and the S&P 500 over the three- and five-year periods.

  The nature of the market over the last twelve months was completely the opposite of the nature of the market for the two years prior: technology holdings underperformed and the market was led by health care, financials, staples and "old fashioned" value stocks; that is, the stocks with low price/earnings ratios in businesses that are considered stable and predictable. Additionally, the markets have been down now for over a year and the trailing twelve-month returns for most indices are negative. The S&P 500, the most accepted proxy for the market as a whole, is down 21.7% for the March 2000 -- March 2001 year, but the more dramatic fall is in the NASDAQ composite, down 59.8% for that same period. Even though this negative period comes after several years of returns well in excess of what one can expect over the long term from equities, negative returns challenge investors to maintain their long-term view and can lead to emotion-based decisions that are not always helpful to one's long-term investment strategy. It is during times like these that investors begin to question themselves and start to believe that the market will not recover any time soon.

  Contrast this current negative outlook to what we were experiencing twelve months ago. Then, it was the conventional wisdom that things could not get worse, that technology stocks would keep going up as far as the eye could see, and that the economy was "new" and could not slow down. Then, as now, people were extrapolating current trends far into the future. Then, as now, we believed that it would be unlikely that the trends would continue to the extent the market was discounting.

  One of the ways we have historically earned excess returns is by focusing on companies or industries that are unpopular, and therefore sometimes mispriced. Let's look, then, at several of our top performers of the last twelve months and try to remember what people thought of them at the beginning of this period. The benefit of such an exercise may be to enlighten our decision process, and to give investors some idea of how our current buying -- in out-of-favor and controversial areas -- may be the best performers going forward.

  Our single best performing stock for the last twelve months was Caremark Rx, up 211.4%. Caremark is a prescription benefit management company now, but when we first purchased it, in late 1998, it was in a far messier situation. One year ago, with the stock at $4.19, Caremark had made significant progress toward transforming itself and resolving its problems, but investors were still worried and cautious. The company had several strikes against it. It was in the midst of selling off a number of physician practices, it had not yet resolved a complicated debt structure, and it was in an industry that not many people were interested in given that it had no sexy Internet story to tell. They had agreements to divest the practices, the debt issues were in the process of resolution through a court settlement, and we believed they could generate $0.60 in earnings per share and $1.00 per share in free cash flow in 2001. Nonetheless, investors seemed unwilling to look forward six months or so, and stayed away from the Caremark story because it was not clean and there was no evidence - yet - that things were in fact better. In our view, the company had set in place a very solid plan, and they were executing that plan as promised. Further, we were paying very little for a potentially very attractive business. Contrasted with the current state, where Caremark still appears undervalued but we have already tripled our money in this stock, we now see published research analysts very positive on the company and recommending investors buy it at $12, when at $4.19 they were concerned and nervous and waiting for the ever-elusive "catalysts" and "visibility."

  UnumProvident, our second best performer over the last twelve months, is a similar story of investors letting a low stock price stoke their fears. One year ago, the stock was $16.91; already up from a low of $12. Today, the stock is up 72% for the last twelve months and over 140% from the lows. One year ago, investors were concerned about an accounting issue, which was not that difficult to understand if you took the time to do so, and about the merger of Unum and Provident creating integration problems. We believed the company could earn at least $2.30 in 2000, which it did, and that the stronger management that emerged after the merger could bring the company through the temporary controversy about the accounting. Analysts at the time were raising red flags and were concerned and nervous. One analyst even went so far as to say that the company would have to raise equity because of the accounting issue, clearly confusing different accounting methodologies used by regulators, insurance rating agencies and investors. When the controversy began to fade and it became clearer that the company was strong and there was no equity capital needed, the stock price rose and the analysts became more optimistic. Of course, the stock price reflected this more optimistic outlook.

  Our other top performers shared many of these characteristics. They were all at very low valuations (in fact, eight of the top ten performing stocks were trading at under 10x earnings a year ago); they all had some kind of controversy, confusion or murkiness about them; and they were all in non-technology industries that had been out of favor during the technology boom of the market in 1997 -- 2000.

  A quote from Warren Buffet, which appeared in Forbes magazine in 1979, sums up the point we are making in looking at what the conventional wisdom surrounding last year's best performers was at the start of this period of outperformance:

         "The future is never clear; you pay a very high price for a cheery consensus. Uncertainty actually is the friend of the buyer of long-term values."

  Our worst performing stocks in the last twelve months were mostly our technology holdings. Though we took advantage of very high prices in early 2000 to substantially reduce our technology holdings, we still owned many, and the prices of these companies' stocks were under attack for most of the year. Recently, we have found that many technology holdings have hit prices where they are extremely attractive again, and we have been buying these out-of-favor names once again. We believe that just as our last twelve-month performance was helped by the out-of-favor and messy names like Caremark and UnumProvident, the next twelve months' performance will be driven by the currently most hated names like Amazon.com, or names that are down significantly and misunderstood like Cabletron and Symantec. All have very favorable valuations, have some sort of confusion or mis-analysis surrounding them, and will look significantly better in twelve months.

  In the first quarter of 2001, we purchased three new securities. CNET Networks is an Internet-based information company. They operate a traditional media-type model, which is advertiser supported. We are very encouraged by their unique, attractive user base of technology professionals, and we believe that they are using innovative ads that will be very useful to technology advertisers. The market for Internet advertising is in a serious lull right now, but the solid management and unique properties that CNET has will ultimately lead to a very attractive business model. The shares recently traded at $10, down from over $50 in just the last twelve months. We believe they will resume profitability next year and will post media-like operating margins over the long term.

  We also purchased shares of Royal Caribbean Cruise Lines, the second largest worldwide cruise operator. The company has recently added several large new ships, and the fear of new capacity and consumer behavior should we enter a recession has driven down the shares of the stock from over $50 last January to $20 now. We believe the consumer demand for cruising remains very strong and that the new ships will prove very attractive to new customers. At only 9x a pessimistic earnings estimate for this year, we believe the risks are well discounted and that the shares are worth significantly more.

  Sovereign Bancorp was the third new security we added in the first quarter. This northeastern bank has a very attractive branch footprint from Philadelphia to Boston. They purchased a collection of branches from Fleet Bank Boston, and investor fears about the implications of these branch purchases have kept the shares depressed. We think that as we get through the year, the company will rapidly generate internal capital and execute on their plan.

  We sold three securities in the quarter. The sales in the quarter are each illustrative of different reasons we might sell the stock of a company we hold. We sold Aetna when the new management's turnaround plan did not strike us as dramatic enough, and the problems of the company were more severe than we had originally anticipated. This is an example of one of our sales criteria -- the investment case changed or we were incorrect in our initial judgment. We sold Pinnacle Entertainment after the deal to be acquired by Colony Corp. fell through due to lack of financing. In this case, we sold mostly because it was only a $270 million market capitalization, and it was no longer an appropriate investment for a fund focused more on the mid-cap part of the market. One of our criteria in looking at the stocks of companies we own that are down significantly in price is to evaluate whether or not to increase the position. After all, if we have a high degree of conviction on the name, it is a great opportunity to buy the shares at a lower price. Often, if we are unwilling to buy at a lower price, the security should be sold. In the case of Pinnacle, we could not buy any more of the security because we already owned 9.9% of the company, and we chose instead to re-deploy the capital into something where we could take a larger position in the Fund. The third sale, SunGard Data Systems, was made simply because we believe the stock price reflected the fair value of the business.

  Much of the remaining activity in the quarter was to shift assets from our more conservative names that had appreciated significantly to things in the portfolio that were unduly affected by the pessimism of the market as a whole. As always, we strive to maximize the dollars we have committed to the most undervalued names.

  We thank you, our fellow shareholders, for your continued support, and we welcome your questions and comments.

                                             Lisa Rapuano, CFA

April 23, 2001
DJIA 10532.2

                 ---------------------------------------------

Total Return Trust

  As you're by now aware, the Board of Directors of the Fund has approved, subject to shareholder approval, a merger of the Total Return Trust into another Legg Mason Fund, the American Leading Companies Trust. The reasons for the proposed merger are several-fold.

  As you know, this Fund's investment objective is to seek capital appreciation and current income. However, as I've mentioned in shareholder reports over the last year or so, certain structural facts have made yield (current income) less effective as a source of performance over the last couple of years. First, tax law changes have reduced the relative attractiveness of dividends compared to capital gains, since dividends are taxed at ordinary income tax rates while capital gains are taxed at more favorable rates. Secondly, management philosophies have changed over the last several years. Managements increasingly prefer the flexibility to use their free cash flow generation to buy back stock rather than raise their dividends. The universe of relatively high yielding stocks used to include many high quality names with strong growth potential. The universe is now more oriented toward companies with generally slower growth prospects.

  While American Leading Companies' investment objective is quite similar to Total Return's, one of the differences between the two Funds over the last ten years has been that Total Return Trust has had a much greater focus on yield. However, as I've repositioned the portfolio over the past year or so, due to the structural shift in the market away from yield, the Fund now has significant overlap in methodology with American Leading Companies.

  With the disappearance of yield, and much greater overlap between the two Funds, the investment rationale to have two separate funds with similar investment objectives has diminished. As a result, we decided to combine the Funds to realize economies of scale.

  For the last several years, until the spring of 2000, the primary determinant of performance was one's weighting in technology. Funds that were overweight in high growth and high technology outperformed; those that were underweight, underperformed. Beginning last March, the opposite was true. Funds overweight in high growth, high tech were down a lot; those underweight, performed dramatically better.

  The performance of Total Return Trust has been outstanding as this dramatic shift has unfolded, as shown below:

                                                                    CUMULATIVE RESULTS,
                                                               PERIODS ENDED MARCH 31, 2001
                                                            -----------------------------------
                                                            3 MONTHS                    1 YEAR
-----------------------------------------------------------------------------------------------
Total Return Trust                                            +4.58%                     +3.26%
S&P 500 Composite Index                                      -11.86%                    -21.68%
Dow Jones Industrial Average                                  -8.04%                     -8.21%
NASDAQ Composite                                             -25.51%                    -59.76%
Lipper Multi-Cap Value Funds                                  -4.61%                     +2.96%

  We expect a more balanced market environment going forward, one that will not systematically punish technology and reward non-technology, but which will reward companies that are trading at reasonable valuations. Monetary policy is accommodative, inflation is low, corporate profits appear to be bottoming, and quantitatively, the probability of stocks outperforming bonds and cash is at a several-year high. We believe equity returns from present levels are likely to be above average over the next twelve months, and that the combined Total Return/American Leading Companies Trust is positioned to do well in this environment.

  You should have received your proxy to vote on the merger of the Funds. Your vote is very important. If you have not done so, please vote using one of these four methods:

  - By telephone -- call toll-free 1-888-696-0262.

  - Through the Internet at WWW.PROXYVOTE.COM. You will need information from your ballot in order to vote on the Internet.

  - By mail.

  - In person at the meeting.

  The shareholder's meeting will take place on May 17, 2001.

  It has been a privilege serving as your portfolio manager for the better part of the last decade, and I wish you well in your future investment endeavors.

                                             Nancy Dennin, CFA

April 23, 2001
DJIA 10532.2

Performance Information

Total Returns for One Year, Five Years and Life of Class, as of March 31, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of March 31, 2001, for the Value Line Geometric Average ("Value Line") and S&P 500 Composite indices are shown in the table below (additional individual Fund performance is shown with its respective graph).

  Each Fund has at least two classes of shares: Primary Class and Institutional Class (formerly referred to as Navigator Class). Value Trust has an additional class of shares: Financial Intermediary Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

  Average annual total returns as of March 31, 2001, were as follows:

                                                     Special                                     S&P 500
                                          Value     Investment    Total Return    Value Line    Composite
                                          Trust       Trust          Trust          Index         Index
---------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
     One Year                              -9.09%     -16.86%         +3.26%        -13.86%      -21.68%
     Five Years                           +25.72      +15.73         +10.35          +1.37       +14.18
     Life of Class(A)                     +28.43      +18.01         +13.86          +4.79       +18.01
---------------------------------------------------------------------------------------------------------

(A) Institutional Class inception date is December 1, 1994, for all Funds.

Performance Comparison of a $1,000,000 Investment as of March 31, 2001

  The following graphs compare each Fund's total returns to the Value Line and S&P 500 Composite indices. The graphs illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.

Value Trust -- Institutional Class

                                                               CUMULATIVE    AVERAGE ANNUAL
                                                              TOTAL RETURN    TOTAL RETURN
One Year                                                          -9.09%          -9.09%
Five Years                                                      +214.05          +25.72
Life of Class*                                                  +387.30          +28.43

---------------
* Inception Date:  December 1, 1994.
[VALUE TRUST LINE GRAPH]

                                                VALUE TRUST INSTITUTIONAL
                                                          CLASS                      S&P 500                   VALUE LINE
                                                -------------------------            -------                   ----------
12/1/94                                                 1000000                      1000000                     1000000
12/31/94                                                1015993                      1014800                     1010900
3/31/95                                                 1081059                      1113600                     1063700
6/30/95                                                 1240515                      1220000                     1133200
9/30/95                                                 1378004                      1316900                     1205700
12/31/95                                                1444506                      1396200                     1205900
3/31/96                                                 1551655                      1471100                     1256600
6/30/96                                                 1612664                      1537100                     1290500
9/30/96                                                 1758766                      1584700                     1297900
12/31/96                                                2019743                      1716800                     1367200
3/31/97                                                 2094231                      1762800                     1350700
6/30/97                                                 2478133                      2070700                     1529500
9/30/97                                                 2894369                      2225600                     1702200
12/31/97                                                2797176                      2289500                     1655100
3/31/98                                                 3285902                      2608900                     1821100
6/30/98                                                 3466751                      2695100                     1736400
9/30/98                                                 3069264                      2427000                     1396000
12/31/98                                                4178860                      2943800                     1592400
3/31/99                                                 4972577                      3090600                     1490800
6/30/99                                                 4955103                      3308300                     1696600
9/30/99                                                 4486283                      3101700                     1521400
12/31/99                                                5348551                      3563300                     1570200
3/31/00                                                 5360307                      3645000                     1561500
6/30/00                                                 5195534                      3548100                     1485700
9/30/00                                                 5300977                      3513800                     1529400
12/31/00                                                5014694                      3238800                     1433300
3/31/01                                                 4873000                      2854900                     1345100

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the year ended March 31, 2001(B)
-------------------------------------------------------
  1.    Health Net Inc.                       +157.6%
  2.    Washington Mutual, Inc.               +106.6%
  3.    UnitedHealth Group Incorporated        +98.8%
  4.    Waste Management Inc.                  +80.5%
  5.    Toys "R" Us, Inc.                      +69.5%
  6.    MGIC Investment Corporation            +56.8%
  7.    The Kroger Co.                         +46.8%
  8.    Fannie Mae                             +41.0%
  9.    MBNA Corporation                       +29.8%
 10.    Starwood Hotels & Resorts
          Worldwide, Inc.                      +29.6%

Weak performers for the year ended March 31, 2001(B)
----------------------------------------------------
  1.   Amazon.com, Inc.                      -84.7%
  2.   Nextel Communications, Inc.           -80.6%
  3.   Gateway, Inc.                         -68.3%
  4.   Dell Computer Corporation             -52.4%
  5.   AOL Time Warner Inc.                  -40.3%
  6.   WPP Group plc                         -38.9%
  7.   General Motors Corporation            -37.4%
  8.   Metro-Goldwyn-Mayer, Inc.             -32.6%
  9.   Storage Technology Corporation        -31.7%
 10.   Telefonos de Mexico SA de CV
         (Telmex)                            -23.1%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

Securities added during the 1st quarter 2001
----------------------------------------------
Level 3 Communications, Inc.

Securities sold during the 1st quarter 2001
----------------------------------------------
Aetna Inc.
WorldCom, Inc.

Special Investment Trust -- Institutional Class

                                                               CUMULATIVE    AVERAGE ANNUAL
                                                              TOTAL RETURN    TOTAL RETURN
One Year                                                         -16.86%         -16.86%
Five Years                                                      +107.58          +15.73
Life of Class*                                                  +185.91          +18.01

---------------
* Inception Date:  December 1, 1994.
[SPECIAL INVESTMENT TRUST LINE GRAPH]

                                                SPECIAL INVESTMENT TRUST
                                                   INSTITUTIONAL CLASS               S&P 500                   VALUE LINE
                                                ------------------------             -------                   ----------
12/1/94                                                 1000000                      1000000                     1000000
12/31/94                                                1006339                      1014800                     1010900
3/31/95                                                 1058109                      1113600                     1063700
6/30/95                                                 1142531                      1220000                     1133200
9/30/95                                                 1245141                      1316900                     1205700
12/31/95                                                1246101                      1396200                     1205900
3/31/96                                                 1373920                      1471100                     1256600
6/30/96                                                 1453868                      1537100                     1290500
9/30/96                                                 1493299                      1584700                     1297900
12/31/96                                                1620422                      1716800                     1367200
3/31/97                                                 1549919                      1762800                     1350700
6/30/97                                                 1800842                      2070700                     1529500
9/30/97                                                 2078587                      2225600                     1702200
12/31/97                                                2000239                      2289500                     1655100
3/31/98                                                 2238434                      2608900                     1821100
6/30/98                                                 2225383                      2695100                     1736400
9/30/98                                                 1773006                      2427000                     1396000
12/31/98                                                2490306                      2943800                     1592400
3/31/99                                                 2641590                      3090600                     1490800
6/30/99                                                 2857488                      3308300                     1696600
9/30/99                                                 2773809                      3101700                     1521400
12/31/99                                                3411029                      3563300                     1570200
3/31/00                                                 3430214                      3645000                     1561500
6/30/00                                                 3203850                      3548100                     1485700
9/30/00                                                 3301792                      3513800                     1529400
12/31/00                                                3032868                      3238800                     1433300
3/31/01                                                 2851900                      2854900                     1345100

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the year ended March 31, 2001(B)
------------------------------------------------------
  1.    Caremark Rx, Inc.                    +211.4%
  2.    UnumProvident Corporation             +71.9%
  3.    Republic Services, Inc.               +71.4%
  4.    The TJX Companies, Inc.               +44.2%
  5.    Radian Group Inc.                     +42.3%
  6.    Wellpoint Health Networks Inc.        +36.4%
  7.    Banknorth Group, Inc.                 +32.5%
  8.    Equifax Inc.                          +23.8%
  9.    Mandalay Resort Group                 +18.3%
 10.    Viad Corp                              +4.2%

 Weak performers for the year ended March 31, 2001(B)
------------------------------------------------------
  1.    Gateway, Inc.                         -68.3%
  2.    Modis Professional Services, Inc.     -62.8%
  3.    Amazon.com, Inc., Cv., 4.75%, due
          2/1/09                              -61.7%
  4.    Cabletron Systems, Inc.               -56.0%
  5.    Symantec Corporation                  -44.3%
  6.    AOL Time Warner Inc.                  -40.3%
  7.    WPP Group plc                         -38.9%
  8.    Cell Genesys, Inc.                    -33.1%
  9.    Bell & Howell Company                 -27.8%
 10.    Sybase, Inc.                          -23.7%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

Securities added during the 1st quarter 2001
---------------------------------------------
CNET Networks, Inc.
Royal Caribbean Cruises Ltd.
Sovereign Bancorp, Inc.

Securities sold during the 1st quarter 2001
---------------------------------------------
Aetna Inc.
Pinnacle Entertainment, Inc.
SunGard Data Systems Inc.

Total Return Trust -- Institutional Class

                                                              CUMULATIVE     AVERAGE ANNUAL
                                                              TOTAL RETURN   TOTAL RETURN
                                                              ------------   --------------
One Year                                                           +3.26%         +3.26%
Five Years                                                        +63.65         +10.35
Life of Class*                                                   +127.55         +13.86

---------------
* Inception Date:  December 1, 1994.
[TOTAL RETURN TRUST LINE GRAPH]

                                                   TOTAL RETURN TRUST                S&P 500
                                                   INSTITUTIONAL CLASS          COMPOSITE INDEX             VALUE LINE INDEX
                                                   -------------------          ---------------             ----------------
12/1/94                                                $ 1000000                   $ 1000000                   $ 1000000
12/31/94                                                  978599                     1014800                     1010900
3/31/95                                                  1032518                     1113600                     1063700
6/30/95                                                  1144555                     1220000                     1133200
9/30/95                                                  1253573                     1316900                     1205700
12/31/95                                                 1288604                     1396200                     1205900
3/31/96                                                  1390447                     1471100                     1256600
6/30/96                                                  1426829                     1537100                     1290500
9/30/96                                                  1514522                     1584700                     1297900
12/31/96                                                 1708956                     1716800                     1367200
3/31/97                                                  1747430                     1762800                     1350700
6/30/97                                                  1992530                     2070700                     1529500
9/30/97                                                  2274783                     2225600                     1702200
12/31/97                                                 2374690                     2289500                     1655100
3/31/98                                                  2515270                     2608900                     1821100
6/30/98                                                  2483352                     2695100                     1736400
9/30/98                                                  2095315                     2427000                     1396000
12/31/98                                                 2390670                     2943800                     1592400
3/31/99                                                  2334690                     3090600                     1490800
6/30/99                                                  2596651                     3308300                     1696600
9/30/99                                                  2314256                     3101700                     1521400
12/31/99                                                 2257519                     3563300                     1570200
3/31/00                                                  2203597                     3645000                     1561500
6/30/00                                                  2229267                     3548100                     1485700
9/30/00                                                  2239966                     3513800                     1529400
12/31/00                                                 2175775                     3238800                     1433300
3/31/01                                                  2275500                     2854900                     1345100

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the year ended March 31, 2001(B)
------------------------------------------------------
  1.    Washington Mutual, Inc.              +106.6%
  2.    Waste Management Inc.                 +80.5%
  3.    UnumProvident Corporation             +71.9%
  4.    Toys "R" Us, Inc.                     +69.5%
  5.    Northrop Grumman Corporation          +64.3%
  6.    The Kroger Co.                        +46.8%
  7.    The TJX Companies, Inc.               +44.2%
  8.    Fannie Mae                            +41.0%
  9.    Johnson & Johnson                     +24.8%
 10.    The May Department Stores Company     +24.5%

Weak performers for the year ended March 31, 2001(B)
------------------------------------------------------
  1.    Gateway, Inc.                         -68.3%
  2.    Intel Corporation                     -60.1%
  3.    Dell Computer Corporation             -52.4%
  4.    Unisys Corporation                    -45.1%
  5.    AOL Time Warner Inc.                  -40.3%
  6.    General Motors Corporation            -37.4%
  7.    Eastman Kodak Company                 -26.6%
  8.    J.P. Morgan Chase & Co.               -22.8%
  9.    Verizon Communications                -19.3%
 10.    General Electric Company              -19.3%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

Securities added during the 1st quarter 2001       Securities sold during the 1st quarter 2001
--------------------------------------------       --------------------------------------------
None                                               AT&T Corp.
                                                   Amazon.com, Inc., Cv., 4.75%, due 2/1/09
                                                   Delhaize America, Inc.
                                                   Enhance Financial Services Group, Inc.
                                                   KeyCorp
                                                   National Golf Properties, Inc.
                                                   Tupperware Corporation
                                                   WorldCom, Inc.

Statement of Net Assets
March 31, 2001
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                              Shares/Par               Value
-----------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.9%

Capital Goods -- 6.8%
  Manufacturing (Diversified) -- 0.6%
  Danaher Corporation                                             1,370             $    74,747
                                                                                    -----------
  Waste Management -- 6.2%
  Waste Management Inc.                                          30,360                 749,892
                                                                                    -----------
Communications Services -- 4.1%
  Telecommunications (Cellular/Wireless) -- 2.8%
  America Movil S.A. de C.V                                       4,216                  61,765(A)
  Nextel Communications, Inc.                                    19,000                 273,125(A)
                                                                                    -----------
                                                                                        334,890
                                                                                    -----------
  Telecommunications (Long Distance) -- 1.3%
  Level 3 Communications, Inc.                                    1,522                  26,436(A)
  Telefonos de Mexico SA de CV (Telmex)                           4,215                 132,941
                                                                                    -----------
                                                                                        159,377
                                                                                    -----------
Consumer Cyclicals -- 13.8%
  Automobiles -- 1.4%
  General Motors Corporation                                      3,408                 176,680
                                                                                    -----------
  Gaming, Lottery and Pari-Mutuel Companies -- 1.3%
  MGM Mirage Inc.                                                 6,485                 162,769(A)
                                                                                    -----------
  Lodging/Hotels -- 2.7%
  Starwood Hotels & Resorts Worldwide, Inc.                       9,484                 322,551(B)
                                                                                    -----------
  Retail (Home Shopping) -- 2.5%
  Amazon.com, Inc.                                               29,586                 302,665(A,B)
                                                                                    -----------
  Retail (Specialty) -- 3.2%
  Toys "R" Us, Inc.                                              15,280                 383,528(A,B)
                                                                                    -----------
  Services (Advertising/Marketing) -- 2.7%
  WPP Group plc                                                  31,133                 330,027
                                                                                    -----------

                                                              Shares/Par               Value
-----------------------------------------------------------------------------------------------
Consumer Staples -- 15.5%
  Distributors (Food and Health) -- 2.3%
  McKesson HBOC, Inc.                                            10,522             $   281,463
                                                                                    -----------
  Entertainment -- 6.2%
  AOL Time Warner Inc.                                           17,120                 687,368(A)
  Metro-Goldwyn-Mayer, Inc.                                       4,004                  68,629(A)
                                                                                    -----------
                                                                                        755,997
                                                                                    -----------
  Retail (Food Chains) -- 7.0%
  Albertson's, Inc.                                              17,913                 569,992
  The Kroger Co.                                                 10,748                 277,191(A)
                                                                                    -----------
                                                                                        847,183
                                                                                    -----------

Financials -- 38.3%
  Banks (Major Regional) -- 7.1%
  Bank One Corporation                                           13,910                 503,264
  FleetBoston Financial Corporation                               9,485                 358,059
                                                                                    -----------
                                                                                        861,323
                                                                                    -----------
  Banks (Money Center) -- 4.6%
  Bank of America Corporation                                     4,215                 230,771
  Lloyds TSB Group plc                                           33,533                 329,062
                                                                                    -----------
                                                                                        559,833
                                                                                    -----------
  Consumer Finance -- 1.6%
  MBNA Corporation                                                5,795                 191,814
                                                                                    -----------
  Financial (Diversified) -- 10.7%
  Citigroup Inc.                                                  9,835                 442,393
  Fannie Mae                                                      5,967                 474,989
  J.P. Morgan Chase & Co.                                         8,430                 378,507
                                                                                    -----------
                                                                                      1,295,889
                                                                                    -----------
  Insurance (Multi-Line) -- 2.4%
  Berkshire Hathaway Inc. - Class A                                   4                 289,616(A)
                                                                                    -----------
  Insurance (Property/Casualty) -- 4.7%
  MGIC Investment Corporation                                     8,430                 576,781(B)
                                                                                    -----------
  Investment Banking/Brokerage -- 1.3%
  The Bear Stearns Companies, Inc.                                3,485                 159,381
                                                                                    -----------

                                                              Shares/Par               Value
-----------------------------------------------------------------------------------------------
Financials -- Continued
  Savings and Loan Companies -- 5.9%
  Washington Mutual, Inc.                                        13,106             $   717,526
                                                                                    -----------
Health Care -- 8.1%
  Health Care (Managed Care) -- 8.1%
  Health Net Inc.                                                11,586                 238,788(A,B)
  UnitedHealth Group Incorporated                                12,583                 745,680
                                                                                    -----------
                                                                                        984,468
                                                                                    -----------
Technology -- 12.3%
  Computers (Hardware) -- 8.4%
  Dell Computer Corporation                                      14,753                 378,968(A)
  Gateway, Inc.                                                  18,600                 312,666(A,B)
  International Business Machines Corporation                     3,418                 328,725
                                                                                    -----------
                                                                                      1,020,359
                                                                                    -----------
  Computers (Peripherals) -- 0.4%
  Storage Technology Corporation                                  5,275                  57,450(A,B)
                                                                                    -----------
  Photography/Imaging -- 3.5%
  Eastman Kodak Company                                          10,643                 424,549
                                                                                    -----------
Total Common Stock and Equity Interests (Identified
  Cost -- $9,728,558)                                                                12,020,758
-----------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.3%

Goldman, Sachs & Company
  5.3%, dated 3/30/01, to be repurchased at $75,695 on
  4/2/01 (Collateral: $78,271 Fannie Mae mortgage-backed
  securities, 6.5%, due 4/1/31, value $78,436)                  $75,661                  75,661
Morgan Stanley Dean Witter
  5.32%, dated 3/30/01, to be repurchased at $75,695 on
  4/2/01 (Collateral: $77,412 Fannie Mae mortgage-backed
  securities, 6%, due 10/1/13, value $77,665)                    75,661                  75,661
                                                                                    -----------
Total Repurchase Agreements (Identified Cost -- $151,322)                               151,322
-----------------------------------------------------------------------------------------------
Total Investments -- 100.2% (Identified Cost -- $9,879,880)                          12,172,080
Other Assets Less Liabilities -- (0.2)%                                                 (23,024)
                                                                                    -----------
NET ASSETS -- 100.0%                                                                $12,149,056
                                                                                    ===========


-----------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:

Accumulated paid-in capital applicable to:
  192,051 Primary Class shares outstanding                                          $ 8,154,059
   29,415 Institutional Class shares outstanding                                      1,687,800
    3,041 Financial Intermediary Class shares outstanding                               187,602
Accumulated net realized gain/(loss) on investments
  and foreign currency transactions                                                    (172,422)
Unrealized appreciation/(depreciation) of investments
  and foreign currency translations                                                   2,292,017
                                                                                    -----------
NET ASSETS -- 100.0%                                                                $12,149,056
                                                                                    ===========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                          $53.73
                                                                                    ===========
  INSTITUTIONAL CLASS                                                                    $56.38
                                                                                    ===========
  FINANCIAL INTERMEDIARY CLASS                                                           $56.38
                                                                                    ===========
-----------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2001, the total market value of Affiliated Companies was $2,194,429 and the identified cost was $2,856,542.

See notes to financial statements.

Statement of Net Assets
March 31, 2001
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                              Shares/Par              Value
----------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.7%

Capital Goods -- 8.1%
  Waste Management -- 8.1%
  Republic Services, Inc.                                         9,400             $  176,250(A,B)
                                                                                    ----------

Consumer Cyclicals -- 24.8%
  Gaming, Lottery and Pari-Mutuel Companies -- 3.8%
  Mandalay Resort Group                                           4,203                 83,936(A)
                                                                                    ----------

  Retail (Discounters) -- 2.3%
  Consolidated Stores Corporation                                 5,000                 50,250(A)
                                                                                    ----------

  Retail (Home Shopping) -- 2.4%
  Amazon.com, Inc.                                                5,200                 53,196(A)
                                                                                    ----------

  Retail (Specialty-Apparel) -- 4.2%
  The TJX Companies, Inc.                                         2,850                 91,200
                                                                                    ----------

  Services (Advertising/Marketing) -- 8.0%
  Acxiom Corporation                                              4,300                 89,763(A)
  WPP Group plc                                                   8,027                 85,093
                                                                                    ----------
                                                                                       174,856
                                                                                    ----------

  Services (Commercial and Consumer) -- 2.7%
  Viad Corp                                                       2,470                 58,860
                                                                                    ----------

  Textiles (Apparel) -- 1.4%
  Liz Claiborne, Inc.                                               657                 30,921
                                                                                    ----------

Consumer Staples -- 9.5%
  Entertainment -- 6.0%
  AOL Time Warner Inc.                                            2,200                 88,330(A)
  Royal Caribbean Cruises Ltd.                                    1,929                 44,452
                                                                                    ----------
                                                                                       132,782
                                                                                    ----------

  Services (Employment) -- 3.5%
  Manpower Inc.                                                   1,805                 51,969
  Modis Professional Services, Inc.                               5,227                 24,042(A,B)
                                                                                    ----------
                                                                                        76,011
                                                                                    ----------

                                                              Shares/Par              Value
----------------------------------------------------------------------------------------------
Financials -- 15.8%
  Banks (Major Regional) -- 4.1%
  Banknorth Group, Inc.                                           1,600             $   31,800
  UnionBanCal Corporation                                         2,000                 58,100
                                                                                    ----------
                                                                                        89,900
                                                                                    ----------

  Insurance (Life/Health) -- 4.7%
  UnumProvident Corporation                                       3,500                102,270
                                                                                    ----------

  Insurance (Property/Casualty) -- 5.7%
  Radian Group Inc.                                               1,860                126,015
                                                                                    ----------

  Savings and Loan Companies -- 1.3%
  Sovereign Bancorp Inc.                                          3,300                 27,947
                                                                                    ----------

Health Care -- 8.1%
  Biotechnology -- 1.2%
  Cell Genesys, Inc.                                              1,800                 25,650(A,B)
                                                                                    ----------

  Health Care (Managed Care) -- 6.9%
  Caremark Rx, Inc.                                               6,750                 88,020(A)
  Wellpoint Health Networks Inc.                                    678                 64,611(A)
                                                                                    ----------
                                                                                       152,631
                                                                                    ----------

Miscellaneous -- 0.0%
  Olsen & Associates AG                                              30                      0(A,C)
                                                                                    ----------

Technology -- 30.4%
  Computers (Hardware) -- 3.2%
  Gateway, Inc.                                                   4,201                 70,610(A)
                                                                                    ----------

  Computers (Networking) -- 4.3%
  Cabletron Systems, Inc.                                         7,297                 94,137(A)
                                                                                    ----------

  Computers (Peripherals) -- 2.9%
  Lexmark International, Inc.                                     1,400                 63,728(A)
                                                                                    ----------

                                                              Shares/Par              Value
----------------------------------------------------------------------------------------------
Technology -- Continued
  Computers (Software/Services) -- 12.7%
  Cadence Design Systems, Inc.                                    2,900             $   53,621(A)
  CNET Networks, Inc.                                             3,386                 37,882(A)
  Sybase, Inc.                                                    4,110                 63,705(A,B)
  Symantec Corporation                                            2,939                122,887(A)
                                                                                    ----------
                                                                                       278,095
                                                                                    ----------

  Photography/Imaging -- 1.1%
  Bell & Howell Company                                           1,096                 24,717(A)
                                                                                    ----------

  Services (Data Processing) -- 6.2%
  Ceridian Corporation                                            3,100                 57,350(A,B)
  Equifax Inc.                                                    2,500                 78,125
                                                                                    ----------
                                                                                       135,475
                                                                                    ----------
Total Common Stock and Equity Interests (Identified
  Cost -- $1,683,000)                                                                2,119,437
----------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 2.2%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                       $ 20,000                  7,550(D)
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                        110,000                 41,525
                                                                                    ----------
Total Corporate and Other Bonds (Identified Cost -- $88,220)                            49,075
----------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.6%

Goldman, Sachs & Company
  5.3%, dated 3/30/01, to be repurchased at $17,526 on
  4/2/01 (Collateral: $18,122 Fannie Mae mortgage-backed
  securities, 6.5%, due 4/1/31, value $18,160)                   17,518                 17,518
Morgan Stanley Dean Witter
  5.32%, dated 3/30/01, to be repurchased at $17,526 on
  4/2/01 (Collateral: $17,964 Fannie Mae mortgage-backed
  securities, 6.5%, due 8/1/30, value $17,991)                   17,518                 17,518
                                                                                    ----------
Total Repurchase Agreements (Identified Cost -- $35,036)                                35,036
----------------------------------------------------------------------------------------------
Total Investments -- 100.5% (Identified Cost -- $1,806,256)                          2,203,548
Other Assets Less Liabilities -- (0.5)%                                                (11,996)
                                                                                    ----------
NET ASSETS -- 100.0%                                                                $2,191,552
                                                                                    ==========


----------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  65,720 Primary Class shares outstanding                                           $1,647,299
   2,910 Institutional Class shares outstanding                                         78,795
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                                         68,166
Unrealized appreciation/(depreciation) on investments and
  foreign currency translations                                                        397,292
                                                                                    ----------
NET ASSETS -- 100.0%                                                                $2,191,552
                                                                                    ----------
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                         $31.83
                                                                                    ----------
  INSTITUTIONAL CLASS                                                                   $34.35
                                                                                    ==========
----------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2001, the total market value of Affiliated Companies was $346,997 and the identified cost was $299,760.

(C)Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 0% of net assets.

(D)Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.3% of net assets.

See notes to financial statements.

Statement of Net Assets
March 31, 2001
(Amounts in Thousands)

Legg Mason Total Return Trust, Inc.

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.4%

Capital Goods -- 7.6%
  Aerospace/Defense -- 1.3%
  Northrop Grumman Corporation                                      48         $  4,176
                                                                               --------

  Electrical Equipment -- 0.8%
  General Electric Company                                          65            2,721
                                                                               --------

  Waste Management -- 5.5%
  Republic Services, Inc.                                          334            6,263(A)
  Waste Management Inc.                                            455           11,238
                                                                               --------
                                                                                 17,501
                                                                               --------

Communications Services -- 10.8%
  Telecommunications (Cellular/Wireless) -- 2.5%
  Nextel Communications, Inc.                                      545            7,834(A)
                                                                               --------

  Telecommunications (Long Distance) -- 2.9%
  Sprint Corporation                                               420            9,236
                                                                               --------

  Telephone -- 5.4%
  ALLTEL Corporation                                               150            7,869
  SBC Communications Inc.                                           85            3,794
  Verizon Communications                                           115            5,669
                                                                               --------
                                                                                 17,332
                                                                               --------

Consumer Cyclicals -- 13.3%
  Automobiles -- 2.5%
  Ford Motor Company                                               175            4,916
  General Motors Corporation                                        60            3,111
                                                                               --------
                                                                                  8,027
                                                                               --------
  Retail (Department Stores) -- 6.0%
  The May Department Stores Company                                540           19,159
                                                                               --------

  Retail (Specialty-Apparel) -- 1.8%
  The TJX Companies, Inc.                                          175            5,600
                                                                               --------

  Retail (Specialty) -- 3.0%
  Toys "R" Us, Inc.                                                380            9,538(A)
                                                                               --------

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Consumer Staples -- 12.9%
  Entertainment -- 3.6%
  AOL Time Warner Inc.                                             283         $ 11,342(A)
                                                                               --------

  Restaurants -- 0.8%
  McDonald's Corporation                                           100            2,655
                                                                               --------

  Retail (Food Chains) -- 8.5%
  Albertson's, Inc.                                                630           20,047
  The Kroger Co.                                                   270            6,963(A)
                                                                               --------
                                                                                 27,010
                                                                               --------

Financials -- 26.8%
  Banks (Major Regional) -- 6.9%
  Bank One Corporation                                             300           10,854
  FleetBoston Financial Corporation                                300           11,325
                                                                               --------
                                                                                 22,179
                                                                               --------
  Banks (Money Center) -- 8.2%
  Bank of America Corporation                                      110            6,022
  Lloyds TSB Group plc                                           2,039           20,008
                                                                               --------
                                                                                 26,030
                                                                               --------
  Financial (Diversified) -- 6.6%
  Citigroup Inc.                                                   150            6,747
  Fannie Mae                                                        35            2,786
  J.P. Morgan Chase & Co.                                          235           10,552
  Mid-America Apartment Communities, Inc.                           42              935
                                                                               --------
                                                                                 21,020
                                                                               --------
  Insurance (Life/Health) -- 3.7%
  UnumProvident Corporation                                        400           11,688
                                                                               --------

  Savings and Loan Companies -- 1.4%
  Washington Mutual, Inc.                                           85            4,654
                                                                               --------

Health Care -- 1.4%
  Health Care (Diversified) -- 1.4%
  Bristol-Myers Squibb Company                                      45            2,673
  Johnson & Johnson                                                 20            1,750
                                                                               --------
                                                                                  4,423
                                                                               --------

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Technology -- 21.6%
  Computers (Hardware) -- 11.7%
  Dell Computer Corporation                                        525         $ 13,486(A)
  Gateway, Inc.                                                    425            7,144(A)
  International Business Machines Corporation                      175           16,832
                                                                               --------
                                                                                 37,462
                                                                               --------
  Computers (Peripherals) -- 1.1%
  Lexmark International, Inc.                                       75            3,414(A)
                                                                               --------

  Computers (Software/Services) -- 2.0%
  Unisys Corporation                                               465            6,510(A)
                                                                               --------

  Electronics (Semiconductors) -- 1.5%
  Intel Corporation                                                180            4,736
                                                                               --------

  Photography/Imaging -- 5.3%
  Eastman Kodak Company                                            420           16,754
                                                                               --------
Total Common Stock and Equity Interests (Identified
  Cost -- $246,277)                                                             301,001
---------------------------------------------------------------------------------------
Repurchase Agreements -- 6.5%

Goldman, Sachs & Company
  5.3%, dated 3/31/01, to be repurchased at $10,323 on
  4/2/01 (Collateral: $10,674 Fannie Mae mortgage-backed
  securities, 6.5%, due 4/1/31, value $10,697)                 $10,318           10,318
Morgan Stanley Dean Witter
  5.32%, dated 3/31/01, to be repurchased at $10,323 on
  4/2/01 (Collateral: $10,308 Fannie Mae mortgage-backed
  securities, 7%, due 12/1/15, value $10,592)                   10,318           10,318
                                                                               --------
Total Repurchase Agreements (Identified Cost -- $20,636)                         20,636
---------------------------------------------------------------------------------------
Total Investments -- 100.9% (Identified Cost -- $266,913)                       321,637
Other Assets Less Liabilities -- (0.9)%                                          (2,792)
                                                                               --------
NET ASSETS -- 100%                                                             $318,845
                                                                               ========

---------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:

Accumulated paid-in capital applicable to:
 17,063 Primary Class shares outstanding                                       $256,677
    543 Institutional Class shares outstanding                                    8,703
Accumulated net investment income/(loss)                                            477
Accumulated net realized gain/(loss) on investments
  and foreign currency transactions                                              (1,725)
Unrealized appreciation/(depreciation) of investments
  and foreign currency translations                                              54,713
                                                                               --------
NET ASSETS -- 100.0%                                                           $318,845
                                                                               ========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                  $18.10
                                                                               ========
  INSTITUTIONAL CLASS                                                            $18.26
                                                                               ========
---------------------------------------------------------------------------------------

(A)Non-income producing.

See notes to financial statements.

Statements of Operations
(Amounts in Thousands)

                                                                                Year Ended 3/31/01
                                                              ------------------------------------------------------
                                                                    Value       Special Investment   Total Return
                                                                    Trust             Trust              Trust
--------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends:
      Affiliated companies                                       $     7,250        $      --           $   --
      Other securities(A)                                            136,965            9,997            7,226
Interest                                                              13,688           11,718            1,683
                                                                 -----------        ---------           ------
      Total income                                                   157,903           21,715            8,909
                                                                 -----------        ---------           ------
Expenses:
Investment advisory fee                                               83,708           17,723            2,631
Distribution and service fees                                        108,711           24,180            3,392
Audit and legal fees                                                     250               78               53
Custodian fee                                                          2,753              661              214
Directors' fees                                                           22               22               15
Registration fees                                                        725               36               17
Reports to shareholders                                                1,007              284               58
Transfer agent and shareholder servicing expense                       4,400            1,235              323
Other expenses                                                           623               69               15
                                                                 -----------        ---------           ------
                                                                     202,199           44,288            6,718
      Less expenses reimbursed                                           (54)             (52)              --
                                                                 -----------        ---------           ------
      Total expenses, net of reimbursement                           202,145           44,236            6,718
                                                                 -----------        ---------           ------
NET INVESTMENT INCOME/(LOSS)                                         (44,242)         (22,521)           2,191
                                                                 -----------        ---------           ------

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments and foreign currency
  transactions                                                     1,383,429           68,146             (894)
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                   (2,635,039)        (526,880)           6,649
                                                                 -----------        ---------           ------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS            (1,251,610)        (458,734)           5,755
--------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                   $(1,295,852)       $(481,255)          $7,946
--------------------------------------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $2,359, $49 and $101, respectively.

See notes to financial statements.

Statements of Changes in Net Assets
(Amounts in Thousands)

                                                  Value                  Special Investment               Total Return
                                                  Trust                         Trust                         Trust
                                      ----------------------------- ----------------------------- -----------------------------
                                               Years Ended                   Years Ended                   Years Ended
                                         3/31/01        3/31/00        3/31/01        3/31/00        3/31/01        3/31/00
-------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)           $   (44,242)   $   (67,878)    $  (22,521)    $  (26,881)     $  2,191      $   5,997

Net realized gain/(loss) on
  investments and foreign currency
  transactions                           1,383,429      1,174,559         68,146        201,007          (894)        19,405

Change in unrealized appreciation/
  (depreciation) of investments and
  foreign currency translations         (2,635,039)      (260,951)      (526,880)       406,280         6,649        (60,980)
-------------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from
  operations                            (1,295,852)       845,730       (481,255)       580,406         7,946        (35,578)

Distributions to shareholders:
  From net investment income:
      Primary Class                             --             --             --             --        (2,354)        (7,936)
      Institutional Class                       --             --             --             --          (202)          (421)
  From net realized gain on
    investments:
      Primary Class                     (2,370,692)      (366,234)       (99,880)      (405,384)       (8,274)       (34,027)
      Institutional Class                 (251,757)       (30,950)        (4,456)       (15,735)         (286)          (944)

Change in net assets from Fund share
  transactions:
      Primary Class                      1,759,102      1,626,765          2,198        651,428       (49,994)      (126,787)
      Institutional Class                  375,825        340,303          3,007         39,442        (1,640)        (1,250)
      Financial Intermediary Class           3,238            N/A            N/A            N/A           N/A            N/A

Change in net assets from shares
  issued in connection with fund
  acquisition:
      Institutional Class                  435,816            N/A            N/A            N/A           N/A            N/A
      Financial Intermediary Class         165,832            N/A            N/A            N/A           N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------
Change in net assets                    (1,178,488)     2,415,614       (580,386)       850,157       (54,804)      (206,943)

Net Assets:
Beginning of year                       13,327,544     10,911,930      2,771,938      1,921,781       373,649        580,592
-------------------------------------------------------------------------------------------------------------------------------
End of year                            $12,149,056    $13,327,544     $2,191,552     $2,771,938      $318,845      $ 373,649
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment
  income/(loss)                        $        --    $      (124)    $       --     $       --      $    477      $     845
-------------------------------------------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

Financial Highlights

     Contained below is per share operating performance data for an Institutional Class share (and a Financial Intermediary Class share of Value Trust) of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                             Investment Operations                          Distributions
                                   -----------------------------------------   ----------------------------------------

                       Net Asset      Net        Net Realized                                From Net                     Net Asset
                        Value,     Investment   and Unrealized    Total From    From Net     Realized                      Value,
                       Beginning    Income/     Gain/(Loss) on    Investment   Investment     Gain on         Total        End of
                       of Period     (Loss)       Investments     Operations     Income     Investments   Distributions    Period
-----------------------------------------------------------------------------------------------------------------------------------
Value Trust
-- Institutional Class
  Years Ended Mar. 31,
    2001                $77.52       $ .35 (A)      $(7.02)         $(6.67)      $  --        $(14.47)       $(14.47)      $56.38
    2000                 74.49         .12            5.37            5.49          --          (2.46)         (2.46)       77.52
    1999                 50.57         .20           25.13           25.33          --          (1.41)         (1.41)       74.49
    1998                 34.30         .35           18.55           18.90        (.31)         (2.32)         (2.63)       50.57
    1997                 27.08         .41            8.75            9.16        (.41)         (1.53)         (1.94)       34.30

-- Financial Intermediary Class
  Period Ended Mar. 31,
    2001(B)             $54.47       $(.01)         $ 1.92          $ 1.91       $  --        $    --        $    --       $56.38

Special Investment Trust
-- Institutional Class
  Years Ended Mar. 31,
    2001                $42.91       $ .04          $(7.08)         $(7.04)      $  --        $ (1.52)       $ (1.52)      $34.35
    2000                 40.51        (.19)          10.63           10.44          --          (8.04)         (8.04)       42.91
    1999                 37.12         .03            6.02            6.05          --          (2.66)         (2.66)       40.51
    1998                 27.04          --           11.58           11.58          --          (1.50)         (1.50)       37.12
    1997                 25.26         .02            3.17            3.19          --          (1.41)         (1.41)       27.04

Total Return Trust
-- Institutional Class
  Years Ended Mar. 31,
    2001                $18.39       $ .31          $  .30          $  .61       $(.31)       $  (.43)       $  (.74)      $18.26
    2000                 21.27         .43           (1.43)          (1.00)       (.57)         (1.31)         (1.88)       18.39
    1999                 24.87         .61           (2.36)          (1.75)       (.65)         (1.20)         (1.85)       21.27
    1998                 19.53         .66            7.29            7.95        (.58)         (2.03)         (2.61)       24.87
    1997                 16.52         .65            3.48            4.13        (.56)          (.56)         (1.12)       19.53
-----------------------------------------------------------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
                       ------------------------------------------------------------------
                                                   Net
                                               Investment
                                  Expenses    Income/(Loss)   Portfolio     Net Assets,
                        Total    to Average    to Average     Turnover     End of Period
                       Return    Net Assets    Net Assets       Rate      (in thousands)
---------------------  ------------------------------------------------------------------
Value Trust
-- Institutional Clas
  Years Ended Mar. 31
    2001               (9.09)%      .71%           .5%         27.0%        $1,658,522
    2000                 7.80%      .69%           .4%         19.7%         1,210,632
    1999                51.33%      .72%           .6%         19.3%           814,403
    1998                56.90%      .73%           .9%         12.9%           179,664
    1997                34.97%      .77%          1.4%         10.5%            83,752
-- Financial Intermed
  Period Ended Mar. 3
    2001(B)              3.51%(C)   .93%(D)      (.4)%(D)      27.0%(D)     $  171,427
Special Investment Tr
-- Institutional Clas
  Years Ended Mar. 31
    2001               (16.86)%     .75%           .1%         36.7%        $   99,958
    2000                29.85%      .75%          (.2)%        29.3%           122,078
    1999                18.01%      .78%           .1%         47.8%            71,492
    1998                44.42%      .80%         --            29.8%            63,299
    1997                12.81%      .85%           .1%         29.2%            41,415
Total Return Trust
-- Institutional Clas
  Years Ended Mar. 31
    2001                 3.26%      .89%          1.7%         78.1%        $    9,919
    2000               (5.61)%      .83%          2.1%         85.4%            11,643
    1999               (7.18)%      .82%          2.7%         44.2%            15,275
    1998                43.94%      .83%          3.1%         20.6%            17,792
    1997                25.67%      .86%          3.7%         38.4%            10,048
---------------------

(A) Computed using average monthly shares outstanding.

(B) For the period March 23, 2001 (commencement of operations) to March 31,
2001.

(C) Not annualized.

(D) Annualized.

See notes to financial statements.

Notes to Financial Statements
Value Trust, Inc.
Special Investment Trust, Inc.
Total Return Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each a "Fund") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

     Each Fund consists of at least two classes of shares. The first, Primary Class, has been offered since April 16, 1982, for Value Trust, since December 30, 1985, for Special Investment Trust, and since November 21, 1985, for Total Return Trust. The second, Institutional Class (formerly Navigator Class), has been offered to certain institutional investors since December 1, 1994, for each Fund. Value Trust has a third class of shares: Financial Intermediary Class, which has been offered to certain institutional investors since March 23, 2001. Information about the Primary Class is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Security Valuation

     Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Foreign Currency Translation

     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, are paid quarterly for Total Return Trust, and annually for Value Trust and Special Investment Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are

--------------------------------------------------------------------------------

made within the Funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations. There will be no impact on the Funds as a result of adopting this accounting principle.

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2001, receivables for securities sold and payables for securities purchased for each of the Funds were as follows:

                                       Receivable for        Payable for
                                       Securities Sold   Securities Purchased
-----------------------------------------------------------------------------
Value Trust                                $   --              $31,374
Special Investment Trust                    6,895               16,455
Total Return Trust                          6,357                9,651

Federal Income Taxes

     No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Use of Estimates

     Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

     For the year ended March 31, 2001, investment transactions (excluding short-term investments) were as follows:

                                       Purchases    Proceeds From Sales
-----------------------------------------------------------------------
Value Trust                            $3,376,943       $3,456,568
Special Investment Trust                  899,487          963,137
Total Return Trust                        259,951          308,261

--------------------------------------------------------------------------------

     At March 31, 2001, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                  Net Appreciation/
                                          Cost      Appreciation   Depreciation    (Depreciation)
---------------------------------------------------------------------------------------------------
Value Trust                            $9,885,352    $3,823,791    $(1,537,063)      $2,286,728
Special Investment Trust                1,806,256       615,552       (218,260)         397,292
Total Return Trust                        267,459        76,206        (22,028)          54,178

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

     Each Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to their respective agreements, LMFM provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment adviser to the Funds, under compensation agreements substantially similar to those with the current adviser.

     LMFM has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.95% and 0.95% of average daily net assets for Primary Class and Institutional Class shares, respectively. The Funds' agreements with LMFM provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. The following chart shows the annual rate of audit and director fee reimbursements for each Fund:

                                                                                  Year Ended
                                                                                March 31, 2001   At March 31, 2001
                                                                                --------------   -----------------
                            Advisory                                Expense        Expenses          Advisory
          Fund                 Fee           Asset Breakpoint      Limitation     Reimbursed        Fee Payable
------------------------------------------------------------------------------------------------------------------
Value Trust                   1.00%           $0-$100 million          N/A           $54              $6,496
                              0.75%       $100 million-$1 billion
                              0.65%       in excess of $1 billion
Special Investment Trust  same as above        same as above           N/A            52               1,326
Total Return Trust
  Primary Class               0.75%             all assets           1.95%            --                 198
  Institutional Class         0.75%             all assets           0.95%            --                   6

--------------------------------------------------------------------------------

     Effective August 1, 2000, LMFA serves as administrator to the Funds under an administrative services agreement with LMFM. For LMFA's services to the Funds, LMFM (not the Funds) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Funds. For the period August 1, 2000 through March 31, 2001, LMFA received $7,664.

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee, based on each Fund's Primary Class's (and, with respect to Value Trust, Financial Intermediary Class's) average daily net assets, computed daily and payable monthly as follows:

                                                            At March 31, 2001
                                                         ------------------------
                                Distribution   Service   Distribution and Service
             Fund                   Fee          Fee           Fees Payable
---------------------------------------------------------------------------------
Value Trust
  Primary Class                    0.70%        0.25%             $8,338
  Financial Intermediary Class       N/A        0.25%                  3
Special Investment Trust           0.75%        0.25%              1,810
Total Return Trust                 0.75%        0.25%                264

     Special Investment Trust paid $10, Total Return Trust paid $2, and Value Trust paid no brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2001.

     Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended March 31, 2001: Value Trust, $1,239; Special Investment Trust, $341; and Total Return Trust, $59.

     LMFM, LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Acquisition of LM Value Institutional Portfolio:

     On March 28, 2001, Value Trust acquired substantially all of the assets of the LM Value Institutional Portfolio, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by LM Value Institutional Portfolio shareholders on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 7,835 Institutional Class shares, having a value of $435,816, and 2,982 Financial Intermediary Class shares, having a value of $165,832, for the 31,041 Institutional Class and 11,822 Financial Intermediary Class shares of the LM Value Institutional Portfolio outstanding at the merger date. The LM Value Institutional Portfolio's net assets at that date, which included $105,843 of accumulated net realized loss and $30,783 of net unrealized gain, were combined with those of Value Trust, resulting in aggregate net assets of $11,991,001.

6. Line of Credit:

     The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings

--------------------------------------------------------------------------------

under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended March 31, 2001, Special Investment Trust and Total Return Trust had no borrowings under the Credit Agreement. Value Trust utilized $185,000 during the month of December. The loan was outstanding for eight days and had an average daily balance of $185,036. The weighted average rate of interest on the loan was 6.98%, resulting in an interest expense of $287, which is included in "Other Expenses" on the Statement of Operations.

7. Fund Share Transactions:

     At March 31, 2001, there were 400,000, 100,000 and 50,000 shares authorized at $.001 par value for the Primary Class of Value Trust, Special Investment Trust and Total Return Trust, respectively. At March 31, 2001, there were 100,000 shares authorized at $.001 par value for each of the Institutional and Financial Intermediary Classes of Value Trust. The Institutional Classes of Special Investment Trust and Total Return Trust each have 50,000 shares authorized at $.001 par value. Share transactions were as follows:

                                                                 Reinvestment
                                      Sold                     of Distributions
                               -------------------            -------------------
                               Shares       Amount              Shares     Amount
-------------------------------------------------------------------------------------
Value Trust
-- Primary Class
  Year Ended March 31, 2001    24,700     $1,580,516            38,296   $2,247,708
  Year Ended March 31, 2000    54,139      3,838,426             5,175      347,619

-- Institutional Class
  Year Ended March 31, 2001    34,055(A)  $1,998,515(B)          3,820   $  233,092
  Year Ended March 31, 2000     7,623        553,197               413       28,343

-- Financial Intermediary
  Class
  Period Ended March 31,
  2001(C)                       3,042(D)  $  169,119(E)              0   $        0

Special Investment Trust
-- Primary Class
  Year Ended March 31, 2001     7,262     $  260,822             2,639   $   97,671
  Year Ended March 31, 2000    14,535        552,539            11,373      395,951

--Institutional Class
  Year Ended March 31, 2001     3,346     $  122,823               112   $    4,429
  Year Ended March 31, 2000     1,136         43,594               410       15,184

Total Return Trust
-- Primary Class
  Year Ended March 31, 2001     2,467     $   45,302               549   $   10,143
  Year Ended March 31, 2000     3,156         66,495             1,920       40,459

-- Institutional Class
  Year Ended March 31, 2001       698     $   12,925                26   $      480
  Year Ended March 31, 2000       213          4,447                64        1,347
-------------------------------------------------------------------------------------


                                      Repurchased               Net Change
                                 ---------------------      -------------------
                                 Shares      Amount         Shares     Amount
-------------------------------------------------------------------------------
Value Trust
-- Primary Class
  Year Ended March 31, 2001      (31,957)  $(2,069,122)     31,039   $1,759,102
  Year Ended March 31, 2000      (36,445)   (2,559,280)     22,869    1,626,765

-- Institutional Class
  Year Ended March 31, 2001      (24,078)  $(1,419,966)     13,797   $  811,641
  Year Ended March 31, 2000       (3,351)     (241,237)      4,685      340,303

-- Financial Intermediary
  Class
  Period Ended March 31,
  2001(C)                             (1)  $       (49)      3,041   $  169,070

Special Investment Trust
-- Primary Class
  Year Ended March 31, 2001       (9,972)  $  (356,295)        (71)  $    2,198
  Year Ended March 31, 2000       (7,775)     (297,062)     18,133      651,428

--Institutional Class
  Year Ended March 31, 2001       (3,393)  $  (124,245)         65   $    3,007
  Year Ended March 31, 2000         (466)      (19,336)      1,080       39,442

Total Return Trust
-- Primary Class
  Year Ended March 31, 2001       (5,782)  $  (105,439)     (2,766)  $  (49,994)
  Year Ended March 31, 2000      (12,059)     (233,741)     (6,983)    (126,787)

-- Institutional Class
  Year Ended March 31, 2001         (814)  $   (15,045)        (90)  $   (1,640)
  Year Ended March 31, 2000         (362)       (7,044)        (85)      (1,250)
-------------------------------------------------------------------------------

(A) Includes 7,835 shares issued in connection with fund acquisition
    (see Note 5).

(B)  Includes $435,816 from fund acquisition (see Note 5).

(C) For the period from March 23, 2001 (commencement of operations) to March 31, 2001.

(D) Includes 2,982 shares issued in connection with fund acquisition
    (see Note 5).

(E)  Includes $165,832 from fund acquisition (see Note 5).

Report of Independent Accountants

To the Board of Directors and Institutional Class and Financial Intermediary Class Shareholders of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc. and Legg Mason Total Return Trust, Inc.:

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc. and Legg Mason Total Return Trust, Inc. (hereafter referred to as the "Funds") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 30, 2001

Investment Manager
     Legg Mason Funds Management, Inc.
     Baltimore, MD

Board of Directors
     Raymond A. Mason, Chairman
     John F. Curley, Jr., President
     Nelson A. Diaz
     Richard G. Gilmore
     Arnold L. Lehman
     Dr. Jill E. McGovern
     G. Peter O'Brien
     T. A. Rodgers
     Edward A. Taber, III

Transfer and Shareholder Servicing Agent
     Boston Financial Data Services
     Boston, MA

Custodian
     State Street Bank & Trust Company
     Boston, MA

Counsel
     Kirkpatrick & Lockhart LLP
     Washington, D.C.

Independent Accountants
     PricewaterhouseCoopers LLP
     Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000



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